                                    FORM 8-K

                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 10, 1999


                         PRINCETON AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)


Nevada                            0-5141                   22-1848644
-------------------------------------------------------------------------------
(State or other Jurisdiction of  (Commission File Number)  (IRS Employer
Incorporation                                              Identification Number

            2222 E. Camelback Road, Suite 105, Phoenix, Arizona    86016
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices)          (Zip Code)

       Registrant's Telephone Number, including area code: (602) 522-2444

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Princeton American Corporation (the "Company") hereby attaches the following orders from the United States Bankruptcy Court pursuant to the Company's motion to disallow certain Shareholders' claims to the Company's resulting common stock:

         1. An Order dated February 3, 2000, attached as Exhibit A hereto, disallowing the claims of the brokerage companies listed therein;

         2. An Order dated February 3, 2000, attached as Exhibit B hereto, establishing the allowance or disallowance of certain claims for shares of the individuals listed therein;

         3. An Order dated February 3, 2000, attached as Exhibit C hereto, allowing the claims of certain brokerage companies listed therein; and

         4. An Order dated February 3, 2000, attached as Exhibit D hereto, allowing the claims of certain individuals listed therein.

         The Company has notified both its transfer agent, American Stock Transfer & Trust Company, and Cede & Co. (Depository Trust Company) of the orders with instructions to cancel all disallowed shares and to adjust the number of shares of those claimants subject to reverse splits or other claim adjustments. The Company has instructed its transfer agent to reject the transfer or attempted transfer of any cancelled shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         February 8, 2000
                                                  Princeton American Corporation



                                                  By: /s/ William C. Taylor
                                                      --------------------------
                                                         William C. Taylor
                                                         Chief Executive Officer

                                    EXHIBIT A

                                   EXHIBIT A

[LEWIS AND ROCA LLP LAWYERS LOGO]

40 North Central Avenue
Phoenix, Arizona 85004-4429
Facsimile (602)262-5747
Telephone (602)262-5311

Gerald K. Smith State Bar No: 001428
Randolph J. Haines State Bar No. 00540

Attorneys for Princeton American Corporation


                           UNITED STATES BANKRUPTCY COURT

                                 DISTRICT OF ARIZONA

In re:                                    )       Chapter 11
                                          )
PRINCETON AMERICAN                        )       Case No. 96-13675 PHX JMM
CORPORATION,                              )
                                          )       ORDER ON DEBTOR'S
                              Debtor,     )       OBJECTION TO UNFILED
                                          )       PROOFS OF INTEREST (NO
EID: 22-1848644                           )       RESPONSE RECEIVED)
__________________________________________)

     Reorganized Debtor, Princeton American Corporation ("Princeton") filed its Objection to Unfiled Proofs of Interest on December 30, 1999. Due notice of the objection having been given, and no response having been received from the claimants listed on Exhibit A, it is,

     ORDERED, sustaining the Debtors objection, the claims of the brokerage company's listed on Exhibit A are hereby disallowed.

          DATED:     FEB 3       , 2000
                -----------------


                                             JAMES M. MARLAR
                                        -----------------------------------
                                        Honorable James M. Marlar
                                        United States Bankruptcy Judge

                            EXHIBIT A
           STOCK ISSUED AND REGISTERED IN "STREET NAME"
               CEDE & CO (DEPOSITORY TRUST COMPANY)

       Account No.            Brokerage Company               No. of
                                                              Shares
           792      ABN Amro Inc                              17,500
                    208 S. La Salle St.
                    Chicago, IL 60604

           188      Advanced Clearing, Inc.                  105,085
                    c/o ADP Proxy Srvcs

           107      Advest Inc.                                5,115
                    90 Statehouse Sq.
                    Hartford, CT 06103

          8072      Alpine Securities                         10,010
                    440 East  400 South
                    Salt Lake City, UT 84111

           216      American Enterprise Invest.               17,760
                    PO Box 9446
                    Minneapolis, MN 55440

           424      BA Investment Services                    5,000
                    185 Berry St  3rd Floor
                    San Francisco, CA 94107

           901      Bank Of New York                             110
                    925 Patterson Plank Rd.
                    Secaucus, NJ 07094

           352      Bear,  Stearns Securities Corp.          273,166
                    One Metrotech Center North
                    Brooklyn, NY 11201

           632      BHC Security                             116,059
                    C/O ADP Proxy Services

           441      Bidwell & Company                          6,135
                    209 S.W. Oak St
                    Portland, OR 97204

           771      William Blair & Co.                       56,160
                    C/O ADP Proxy Services

           765      Bradford (J.C.) & Co                       3,300
                    3310 Perimeter Hill Dr.
                    PO Box 308100
                    Nashville, TN 37230

           13       Sanford C. Bernstein & Co.                    17
                    C/O ADP Proxy Services

           10       Brown Brothers Harriman&CO               300,000
                    63 Wall St, 8th Floor
                    New York, NY 10005

           785      Brown & Co. Securities Corp               83,200
                    One Beacon Street, 18th Floor
                    Boston, MA 02108

           573      BT Alex, Brown Incorporated              696,766
                    Proxy Dept
                    PO Box 1776
                    Baltimore, MD 21203

          2023      Bankers Trust Co/First Miami                   2
                    16 Wall Street, 5th Floor
                    New York, NY 10005

           480      Burke, Christensen & Lewis                 4,789
                    C/O ADP Proxy Services

          5099      The Canadian Depository                   44,927
                    2020 University St., Suite 1620
                    Montreal, PQ CA H3A 2L4

           902      Chase Manhattan Bank                         112
                    4 New York Plaza  13th Floor
                    New York, NY 10004

           930      Chase Manhattan Bank/Chem                    709
                    4 New York Plaza  13th Floor
                    New York, NY 10004

           164      Charles Schwab & Co.                     666,026
                    C/O ADP Proxy Services

           438      CIBC Oppenheimer Corp.                   110,172
                    1 Battery Park Plaza
                    New York, NY 10004

                            EXHIBIT A
           STOCK ISSUED AND REGISTERED IN "STREET NAME"
               CEDE & CO (DEPOSITORY TRUST COMPANY)

       Account No.          Brokerage Company                 No. of
                                                              Shares
          5030      CIBC Wood Gundy Securities                   400
                    PO Box 500 BCE Place
                    161 Bay Street
                    Toronto  ON CA M5J 2S8

           908      Citibank N.A.                                 41
                    PO Box 30576
                    Tampa, FL 33630

           563      Citicorp Securities Services              13,700
                    111 Wall Street   11th Floor
                    New York, NY 10005

           265      Computer Clearing Services                   300
                    C/O ADP Proxy Services

           286      Cowen & Co.                              485,458
                    C/O ADP Proxy Services

           574      Crowell, Weedon & Co                       1,004
                    C/O ADP Proxy Services

           235      Dain Rauscher Incorp                     144,840
                    312 South 3rd Street
                    Minneapolis, MN 55415

           544      Datek Online Brokerage                    26,600
                    100 Wood Ave South
                    Iselin, NJ 08830

           715      Davenport & CO                                22
                    C/O ADP Proxy Services

          5028      Desjardins Securities                      6,000
                    2020 University
                    15E  Etage
                    Montreal   PQ CA H3A 2A5

           272      Dreyfus Brokerage Services                16,195
                    5757 Wilshire Blvd., Suite #3
                    Los Angeles, CA 90036

           721      Dreyfus Investment Services                  255
                    501 Grant Street
                    Union Trust Bldg. OM70
                    Pittsburg, PA 15259

           650      E.D. & F. Man International                  150
                    440 S. Lasalle St., 20th Floor
                    Chicago, IL 60605

           201      A.G. Edwards & Sons, Inc.                102,262
                    1 North Jefferson
                    St. Louis, MO 63103

           233      Ernst & Co                                56,242
                    One Battery Park  Plaza
                    New York, NY 10004

           262      Evern Clearing Corp.                      33,082
                    C/O Proxy Services

           251      Fagenson & Co. Inc. Retail                10,000
                    C/O ADP Proxy Services

           571      Fahestock & Co.                           73,414
                    125 Broad Street
                    New York, NY 10004

           108      Fleet Clearing Corp.                        590
                    67 Wall Street
                    New York, NY 10005

           546      Freeman Welwood & Co                       3,545
                    PO Box 21886
                    Seattle, WA 98111

           312      First Albany Corp.                         6,200
                    30 South Pearl Street
                    Albany, NY 12207

           309      First Southwest Company                2,268,670
                    1700 Pacific Ave., Suite 500
                    Dallas, TX 75201

           26       First Union Brokerage Serv.                  600
                    201 S. College St. 5th Floor
                    Charlotte, NC 28288

                            EXHIBIT A
           STOCK ISSUED AND REGISTERED IN "STREET NAME"
               CEDE & CO (DEPOSITORY TRUST COMPANY)

       Account No.     Brokerage Company                     No. of
                                                             Shares
           331      Fiserv Correspondent Serv.               291,733
                    1125 17th Street
                    Denver, CO 80202

          8100      H.C. Denison CO.                             100
                    618 N 7th Street
                    Sheboygan, WI 53081

           327      Herzog, Heine, Geduld, Inc.               97,792
                    525 Washington Blvd.
                    Newport Tower 19th Floor
                    Jersey City, NJ 07310

           768      J.J.B. Hilliard, W.L. Lyons Inc.           1,201
                    C/O ADP Proxy Services

           477      Howe Barnes Investments Inc                1,200
                    135 S Lasalle St., Suite 1500
                    Chicago, IL 60603

           746      Huntleigh Securities Corp                    210
                    C/O ADP Proxy Services

           267      ING (US) Securities, Futures                 100
                    440 S.  Lasalle St., Suite 2800
                    Chicago, IL 60605

           346      Interstate/Johnson Lane Corp               1,150
                    5225 Seventy Seven Cente Dr.
                    Charlotte, NC 28217

           374      Janney Montgomery Scott Inc               37,764
                    C/O ADP Proxy Services

          8273      JB Oxford & CO.                           86,310
                    9665 Wilshire Blvd. 3rd Floor
                    Beverly Hills, CA 90212

           57       Edward D. Jones & Co.                      2,942
                    201 Progress Parkway
                    Maryland Heights, MO 63043

           194      JW Charles Clearing Corp                 203,105
                    980 N. Federal HGY #210
                    Boca Raton, FL 33432

           407      Kalb, Voorhis & Co.                        1,000
                    27 William St 3rd Floor
                    New York, NY 10005

           52       Kirpatrick, Pettis Smith Polian               40
                    10250 Regency Cir. #400
                    Omaha, NE 68114

           371      Emmett A. Larkin & Co.                     8,205
                    C/O ADP Proxy Services

           740      Legg Mason Wood Walker                    12,762
                    100 Light Street
                    PO Box 1476
                    Baltimore, MD 21203

           74       Lehman Brothers, Inc.                         13
                    C/O BSSC Att: Proxy Dept.
                    PO Box 29198
                    Brooklyn, NY 11202

           277      Lewco Securities Corp.                 1,190,389
                    34 Exchange Pl. Plaza 4th Fl.
                    Jersey City, NJ 07311

           325      LIT Clearing Services                      4,000
                    440 S. Lasalle St. 3rd Fl.
                    Chicago, IL 60605

           799      McDonald & Co. Securities                  1,001
                    800 Superior Ave
                    Cleveland, OH 44114

           161      Merrill Lynch, Pierce Fenner             194,566
                    4 Corporate Place
                    Corp Park 287
                    Piscataway, NJ  08855

           727      Mesirow Financial                            100
                    350 N. Clark Street 2nd Fl.
                    Chicago, IL 60610

           942      Midwest Securities Trust Co.                  10
                    440 S. Lasalle St.
                    Chicago, IL 60605

                            EXHIBIT A
           STOCK ISSUED AND REGISTERED IN "STREET NAME"
               CEDE & CO (DEPOSITORY TRUST COMPANY)

       Account No.           Brokerage Company             No. of
                                                           Shares
          5198      Merrill Lynch, Pierce Fenner           257,941
                    4 Corporate Place
                    Corp Park 287
                    Piscataway, NJ  08855

           780      Morgan, Keegan & Co.                   196,000
                    50 North Front Street
                    Memphis, TN 38103

           50       Morgan Stanley & Co.                        10
                    OnePierrepont Plaza, 7th Fl.
                    Brooklyn, NY 11201

           226      National Financial Services            389,340
                    200 Liberty Street
                    New York NY, 10281

           488      National Securities Corp                    787
                    1001 Fourth Ave., Suite 2200
                    Seattle, WA 98154

           773      Nationsbanc Montgomery                   1,700
                    600 Montgomery St 4th Fl.
                    San Francisco, CA 94111

           44       National Invester Services            292,952
                    55 Water Street
                    New York, NY 10041

          5007      NBC Clearing Services                      300
                    1155 Metcalfe
                    Montreal  PQ CA H3B 4S9

           957      NBD Bank                                    35
                    611 Woodward Ave.
                    Detroit, MI 48226

           155      Neuberger & Berman, LLC                    800
                    C/O ADP Proxy Services

           25       Norwest Investment Services                121
                    C/O ADP Proxy Services

          2669      Northern Trust Company                       1
                    801 S. Canal C-IN
                    Chicago, IL 60607

           756      Olde Discount Corp                      40,759
                    751 Griswold Street
                    Detroit, MI 48226

           143      Olsen, Payne & Company                   2,000
                    215 S State St. #750
                    Salt Lake City, UT 84111

           221      Paine Webber Inc.                      982,687
                    1000 Harbor Blvd.
                    Weehawken, NJ 07087

           234      Penson Financial Services               14,050
                    A/C The Leedy Corp.
                    749 N Garland Ave.
                    Orlando, FL 32801

          8086      Perlman-Carley & Associates                280
                    3000 Farnam St. Twin Towers
                    Omaha, NE 68131

           428      Pflueger & Baerwald Inc                      2
                    220 Montgomery St. #1000
                    San Francisco, CA 94104

           70       Philadelphia Depository Trust                1
                    C/O ADP Proxy Services

          2616      PNC Bank, National Assoc.               50,000
                    1835 Market Street
                    11 Penn Center,  15th Floor
                    Philadelphia, PA 19103

           608      Preferred Technology Inc.                5,000
                    220 Montgomery St. Suite 777
                    San Francisco, CA 94104

           701      Primevest Financial Services            13,021
                    400 1st Street SO.
                    St. Cloud, MN 56301

           30       Prudential Securities Inc.             151,451
                    C/O ADP Proxy Services

                            EXHIBIT A
           STOCK ISSUED AND REGISTERED IN "STREET NAME"
               CEDE & CO (DEPOSITORY TRUST COMPANY)

       Account No.            Brokerage Company            No. of
                                                           Shares
           733      Ragen MacKenzie Inc.                    2,842
                    C/O ADP Proxy Services

           725      Raymond, James & Assoc.                17,560
                    880 Carilion Parkway
                    PO Box 12749
                    St. Petersburg, FL 33733

          5002      RBC Dominion Securities                 1,000
                    PO Box 21
                    Commerce Court East, 2nd Fl.
                    Toronto  ON CA M5L 1A7

           776      Regions Investment Company              1,120
                    PO Box 10247
                    Birmingham, AL 35202

           403      Robb, Peck, McCooey & Co.               5,000
                    20 Broad Street
                    New York, NY 10006

           276      Rocky Mountain Securities               7,800
                    1600 Stout St., Suite 920
                    Denver, CO 80202

           706      Roney & Co.                             2,607
                    1 Griswold Street
                    Detroit, MI 48226

          5011      Scotia McLeod Inc.                        500
                    Scottia Plaza
                    PO Box 4085, Station A
                    Toronto  ON CA M5W 2X6

           702      Scott & Stringfellow, Inc.              2,850
                    909 E. Main Street
                    Richmond, VA 23219

           705      Scottsdale Securities                  61,122
                    C/O ADP Proxy Services

           501      Spear, Leeds & Kellogg                 35,471
                    120 Broadway
                    New York, NY 10271

           445      Stockcross, Inc.                        1,650
                    One Washington Mall
                    Boston, MA 02108

           223      R.J. Steocjen & Company                 2,000
                    801 Nicollet Mall
                    Minneapolis, MN 55402

           419      Stephens, Inc.                            200
                    111 Center Street
                    Little Rock, AR 72201

           750      Sterne, Agee & Leach, Inc.            100,000
                    CMT Plaza Suite 100-B
                    813 Shades Creek Parkway
                    Birmington, AL 35209

           279      Southwest Securities Inc              29,026
                    C/O ADP Proxy Services

           219      Summit Discount Brokerage               6,640
                    C/O ADP Proxy Services

          5036      TD Securities                           5,950
                    585 Middefield Rd Unit #33
                    Scarborough,
                    Ontario ON CA M4X 1J9

           367      USAA Investment Manag.                    309
                    9800 Fredrickburg Road
                    San Antonio, TX 78288

           311      U.S. Bancorp Piper Jaffray            273,526
                    222 South Ninth Street
                    Piper Jaffray Tower
                    Minneapolis, MN 55402

           158      Fleet Securities, Inc.                417,205
                    C/O ADP Proxy Services

           703      Wayne Hummer Investments                1,200
                    300 South Wacker Drive
                    Chicago, IL 60606

                            EXHIBIT A
           STOCK ISSUED AND REGISTERED IN "STREET NAME"
               CEDE & CO (DEPOSITORY TRUST COMPANY)

       Account No.           Brokerage Company            No. of
                                                          Shares
           719      Wachovia Investments, Inc.             6,320
                    301 N. Church Street
                    PO Box 110
                    Winston Salem, NC 27102

           612      Wall Street Equities Inc.             41,800
                    40 Exchange Place
                    New York, NY 10005

           103      Wedbush Morgan Securities             28,521
                    PO Box 30014
                    Los Angeles, CA 90030

           22       Weiss, Peck & Greer, LLC               1,000
                    C/O ADP Proxy Services

           141      Wheat, First Securities Inc          363,882
                    10700 North Park Drive
                    Glen Allen, VA 23060

           283      Wilson-Davis & Co., Inc.              17,650
                    39 West Market St., #300
                    Salt Lake City, UT 84101

           15       Dean Witter Reynolds, Inc             89,905
                    5690 West Cypress St.
                    Tampa, FL 33607

           196      Fifth Third/The Ohio Co.                  60
                    155 Broad St
                    Columbus, OH 43215

                                    EXHIBIT B

   LEWIS
    AND
   ROCA
    LLP
__________
 LAWYERS

40 North Central Avenue
Phoenix, Arizona 85004-4429
Facsimile (602) 262-5747
Telephone (602) 262-5311

Gerald K. Smith State Bar No: 011428
Randolph J. Haines State Bar No. 00540

Attorneys for Princeton American Corporation


                     IN THE UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF ARIZONA

In re:                   ]         Chapter 11
                         ]
PRINCETON AMERICAN       ]         Case No. 96-13675 PHX JMM
CORPORATION              ]
                         ]         ORDER ON DEBTOR'S OMNIBUS
               Debtor,   ]         OBJECTION TO PROOFS OF
                         ]         INTEREST AND/OR PROOFS OF
EID: 22-1848644          ]         CLAIM (NO RESPONSE
                         ]         RECEIVED)
_________________________]

     Reorganized Debtor, Princeton American Corporation ("Princeton") filed an Omnibus Objection to Proofs of Interest and Proofs of Claim on December 30, 1999. Due notice of this objection having been given, the following claimants having failed to file a response, therefore,

     IT IS ORDERED, Princeton's objection is sustained and the interests shall be allowed or disallowed only for the numbers of shares as set forth on Exhibits A-F attached hereto.

          DATED:    FEB 3, 2000
                _________

                                             JAMES M. MARLAR
                                        ______________________________
                                        Honorable James M. Marlar
                                        United States Bankruptcy Judge

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   795      Adams, Randolph                        1,000
            12425 SE Alchar Dr
            Milwaukie, OR 97222

   122      Alonso, Cynthia G.                       3
            7206 N. 2LST ST.
            Tampa, FL 33610

   520      Anderson, Renee L.                       1
            2910 S. 112th St.
            Omaha, NE 68144

   249      Ansari MD LTD                          1,000
            Profit Share Plan & Trust
            623 W.Washington
            Pittsfield, AL 62363

   250      Ansari, Ansar & Shehnaz                2,000
            425 Meadow Creek Rd
            Pittsfield, AL 62363

   443      Anstadt, Frank & Ester TTEES             50
            Of 1990 Living Trust
            2925 Golf Links Dr.
            Las Vegas, NV 89134

   120      Arms, George W.                         100
            70 Barkledge Ct.
            Cheshire, CT 06410

   16       Armstrong, Dr. C.                        6
            Trustee M. Brown Trust
            c/o Robert J. Patton, Esq.
            222 N. Lasalle St.
            Chicago, Il 60601

   745      Aruther D. Little Anc.                  679
            ATT: General Counsel
            25 Acorn Park
            Cambridge, MA 02140

   861      Bakken, Alfred M & Beverly M             2
            19 Pocono Rd., Apt 437A
            Denville, NJ 07834

   892      Bakken, Robert A.                        39
            8012 W. Corning Ave.
            Peotone, IL 60468

   47       Barlow, Bill                            120
            PO Box 91191
            Louisvill, KY 40291

   196      Barton, Joy V.                           20
            1334 S. Ash
            Casper, WY 82601

   129      Bax, Bob J.                             210
            2266 Romaine Creek Rd.
            Fenton, MO 63026

   793      Benjamin G. Dettling Const Anc         1,000
            140 Via Del Mar
            Aptos, CA 95003

   671      Bennett, Burt S.                         4
            508 Mansfield Ave.
            Levittown, NY 11756

   342      Bianco, Joseph                           16
            1105 Lewis O. Gray Dr.
            Saugus, MA 01906

   517      Bisca, Robert A.                         16
            2410 Harbourside Dr., #152
            Longboat Key, FL 34228

   202      Bishop, William & Mary                   30
            9 Littlefield St.
            Pawtucket, RI 02861

   200      Black, Anthony                           3
            423 Maple Ave.
            Westmont, NJ 08108

   617      Blair, Byron                             50
            3 State Farm Plaza South, M-2
            Bloomington, IL 61791

   832      Bonds, Albert C.                         26
            27810 Royal Forest Dr.
            Westlake, OH 44145

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   659      Borger, Jack L.  -IRA                    10
            PO Box 7445
            Amarillo, TX 79114

   797      Boukis, Gus Eileen                      100
            39639 Bruning St
            Freemont, CA 96538

   396      Brakss, John & Marlene                  800
            610 N Jackson
            Pierre, SD 57501

   134      Browning, J.A. & Laura JT TEN          8,000
            2001 W. 10th Place
            Tempe, AZ 85281

   160      Buchin, Isadore & Margaret              200
            318 Ellis Rd.
            Willow Grove, PA 19090

   176      Buell JR., Charles H                    500
            10340 Almayo Ave #3
            Los Angeles, CA 90064

   177      Buell JR., Charles H                    100
            10340 Almayo Ave #3
            Los Angeles, CA 90064

   178      Buell, Charles H                        330
            10340 Almayo Ave #3
            Los Angeles, CA 90064

   55       Burton, Charlotte F.                    300
            8607 American Dr.
            Louisville, KY 40299

   460      Busch, Lenorad                          100
            179 Western Dr
            Short Hills, NJ 07078

   395      Busma, Llyod H                          200
            5409 Castle Knoll Rd
            LaCanada, CA 91011

   201      Campagna, Jospeh                         5
            100 Townline Rd.
            Pearl River, NY 10965

   700      Cantrell, Lois & Robert Roy             300
            5 Palo Christi Rd.
            Kingman, AZ 86401

   673      Capital One Corp.                       100
            c/o I. Marshall Gan, Esq.
            4435 N. 12th St., #125
            Phoenix, AZ 85014

   409      Carroll, Mary J. &                       2
            Doyle, Kathryn  JT
            30. 83. 29St.
            Astoria, NY 11102

   265      Casida, Gary & Ursula                    50
            9750 Eloy
            Shawnee Mission, KS 66212

   149      Castor, Duane & Cynthia                1,000
            8 Saxon Ln
            Mayhill, NM 88339

   633      Castor, Duane & Cynthia                1,000
            8 Saxon Ln
            Mayhill, NM 88339

   103      Chaletzky, George S.                    210
            587 Beacon St.
            Boston, MA 02215

   635      Chandler, Herbert G. (IRA)              200
            Everen Clearing Corp.Cust FOB
            300 Ruth Ave.
            Mansfield, OH 44907

   174      Charm Auto Sales Inc.                   100
            c/o Mr. Chet Zymroz, Tr
            766 South Hampton.
            Westfield, MA 01085

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   699      Charm Auto Sales, Inc TTEE              100
            c/o Chester Zymroz
            41 Old Barn Rd.
            West Springfiel, MA 01089

   756      Clarke, Gordon B                       4,150
            5302 N 24th Pl.
            Phoenix, AZ 85016

   260      Clute, Frederick N.                      10
            14624 W. 83 Terr.
            Lenexa, KS 66215

   73       Collings, Merle L.                       1
            1749 Virginia Rd
            San Marion, CA 91108

   89       Combest, Lewis T. & Caroline A           10
            19413 N. 33rd Ave.
            Phoenix, AZ 85027

   398      Conant, D. Sue                           2
            340 S Eagel Nest Lane
            Danville, CA 94506

   79       Conti, Patrick                         2,000
            4763 Vista De Oro
            Woodland Hills, CA 91364

   119      Cook, Thomas B.                          6
            18650 Pad Court
            Newhall, CA 91321

   75       Cook, Thomas C. & Jewel E.               20
            48-513 Via Amistad
            La Quinta, CA 92253

   630      Coschignano, Patrick J.                 110
            5250 Sky Trail
            Littleton,  CO 80123

   649      Coursen, Tom                             50
            RT 4 Box 169
            Excelsior Springs, MO 64024

   266      Daley, Joseph G.                       10,000
            AKA Gerard, Gary
            c/o Richard B. Murphy, Esq.
            100 W. Clarendon #700
            Phoenix, AZ 85013

   224      Daley, Richard M. MD                   5,000
            2023 W Bethany Home Rd
            Phoenix, AZ 85015

   256      Daveanne, Inc.                          200
            c/o David M. Kerr
            PO Box 320536
            Cocoa Beach, FL 32932

   401      DeMenna, Jane &                         200
            Katherin Fierro
            5666 N 12th St
            Phoenix, AZ 85014

   498      Dennen, John                             4
            5115 Peninsula.
            Zephyrhills, FL 33541

   84       Devaney, Jeff                            46
            730 Duck Creek Ave.
            Grand Marsh, WI 53936

   561      Digati, Virginia T.                      10
            P O Box 3056
            Shawnee, KS 66203

   360      DiMari, John F                          220
            9407 Jamaica Bch.
            Galveston, TX 77554

   33       Doucette, Howard                        500
            2646 Daytona
            Lake Havasu City, AZ 86403

   239      Durr, Jr. Herman & Marguerite            4
            128 Sykesville Rd.
            Wrightstown, NJ 08562

   399      Eastman, Gregory                       57,500
            4721 W. Greenway Rd
            Glendale, AZ 85306

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   404      Egan, Matthew & Nancy J                 100
            615 Calle Fierros
            San Clemente, CA 92673

   159      Evans, Ralph Charles                    700
            4006 Timberbrook Ct.
            Arlington, TX 76015

   142      Evey Enginering Co.                      2
            714 SW Blvd
            Vinland, NJ 08360

   45       Ewart, David E                           1
            29961 Oberlin Ct
            Laguna Beach, CA 92677

   65       Farley, Paul & Pearl JTWROS              10
            6401 Estes Ct.
            Riverside, CA 92506

   746      Feucht, Earl & Margret                  150
            317 Wheatley St.
            Princeville, IL 61559

   391      Folkerts, Robert J.                      10
            109 Coventry Dr., #3
            Belleville, IL 62223

   78       Fox, William P. & Anna Mae               3
            701 Ingham St.
            Freeland, PA 18224

   102      Fruhling, Blanche                        2
            246 Colfax Rd.
            North Brunswick, NJ 08902

   150      Gauthier, Philip F                      300
            702 E Herring Ave
            West Covina, CA 91790

   205      Gedstad, Donald                         100
            1373 Stacey Dr.
            Flemington, MO 65650

   448      Giordano, Anthony                       250
            14 Dellword Dr.
            Florham Park, NJ 07932

   372      Goldfarb & Fleece PSP                    20
            Richard Snider
            345 Park Ave  33rd floor
            New York, NY 10154

   336      Gorfinkle, IRA                           50
            4 Stanton Cir,
            Boxford, MA 01921

   96       Gray, David B.                         1,000
            9909 Pinhurst Dr.
            Sun City, AZ 85351

   310      Gray, Lee  TTEE                         293
            1009 E 69th St
            Raytown, MO 64133

   333      Greenfield, D. Tyler & Anne              50
            1057 Sussex Dr.
            Kingsport, TN 37660

   41       Griffin, Stephen R & Marian A.         320
            5416 N 43rd
            Tacoma, WA 98407

   290      Gross, Robert E                         200
            360 Central Ave Apt 228
            Lawrence, NY 11559

   397      Grossman, Joseph J                      150
            132 E Gorham
            Madison, WI 53703

   42       Haight II, Merlyn W                      20
            PO Box 424
            Sutton, NE 68979

   878      Hammerman, Alan                         500
            640 N. Lasalle St., #390
            Chicago, IL 60610

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   147      Hammett, Brad                            14
            608 Elm St
            Wamego, KS 66547

   484      Hart, Terresa                          5,000
            2563 River Glen Cir
            Dunwoody, GA 30338

   495      Henderson, Paul B & Naomi L               1
            RD#3  Box 260BB
            Greensburg, PA 15601

   750      Hill, Lewis Marce                        350
            c/o David Ingrassia Esq.
            1314 N 3rd St #210
            Phoenix, AZ 85004

   241      Holladay, Rita S.                         4
            1580 White Ash Dr.
            Carmel, IN 46033

   77       Hotchkiss, III, Eugene                   100
            738 Rosemary Rd.
            Lake Forest, IL 60045

   80       Hunstad, Thomas A.                        2
            2200 Windsor Lake Dr.
            Minnetonka, MN 55305

   93       Jelinek, Debra R.                        500
            626 E. Fordham Dr.
            Scottsdale, AZ 85258

   39       Johnson, Clyde W., M.D.                   1
            24445 Arcadia S
            Newhall, CA 91321

   616      Johnson, Phyllis                          1
            1488 W. Summit
            Muskegon, MI 49441

   558      Jones, Bethel G.                          5
            9022 Marchand Ave.
            Garden Grove, CA 92841

   38       Jones, Dean H & Margret, TRS              60
            of the Jones Family Trust
            1549 #9 Oakmont Dr.
            Walnut Creek, CA 94595

   351      Kanauka, Algirdas & Lilly                100
            28202 S. Ridgefern Ct.
            Rancho Palos Verdes, CA 90275

   127      Kapjian, Andy & Mable JTWRO              473
            1220 Tasman Dr.  #268
            Sunnyvale, CA 94089

   478      Karol, Reuben H                           20
            133 Chichester Rd.
            Jamesburg, NJ 08831

   235      Katsin, Anita M.                          2
            7 S. Rohallion Dr.
            Rumson, NJ 07760

   109      Kearney, Joseph W.                        1
            10 Myrtle Ave.
            Caldwell, NJ 07006

   899      Keith, Lewis & Mary R                    100
            9614 Meadowhill Dr
            Dallas, TX 75238

   268      Kerr,  David & Ann                       200
            PO Box 320536
            Coco Beach, FL 32932

   319      Kesanen, Wilbert A & Gail A.             550
            RT 1 Box 413
            Calumet, MI 49913

   67       Klar, Jules                             2,260
            1110 E Missouri, #510
            Phoenix, AZ 85014

   125      Knowles, Virginia Ann Cook aka            4
            Mrs. Daniel P. Knowles
            15140 Kittridge St.
            Van Nuys, CA 91405

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   442      Kolasinski, Thomas E.                     20
            2517 S. 94th St.
            West Allis, WI 53227

   841      Korz, George                             700
            1469 Blue Jay Way
            Los Angeles, CA 90069

   839      Kozak, Dol & Kathleen                     40
            22129 Martinez
            Woodland Hills, CA 91364

   87       KRT Growth Stocks, Inc.                 5,000
            13300 Old Blanco Rd., #326
            San Antonio, TX 78216

   285      Kriese, Peggy O.                        6,667
            4908 W. 111th St.
            Minneapolis, MN 55437

   105      Kukowski, Richard                       1,778
            8338 Woodley Pl. #3
            Sepulveda, CA 91343

   692      Lai, Paul & Ying Yip                      5
            25 Sunset Blvd.
            Albany, NY 12205

   40       Lai, Poon Ting                           150
            Gitens, Anna K. JTTEN
            1924 E. Apollo Ave.
            Tempe, AZ 85283

   61       Lansing, Robert T.E.                    1,200
            250 MArket Square
            Lake Forest, AL 60045

   191      Laubach, Carl & Sally                    400
            77 Union St
            Fieldboro, NJ 08505


   95       Legrant, Juanita J.                      500
            9909 Pinehurst Dr.
            Sun City, AZ 85351

   765      Lesser, Joseph & Arlyne                   1
            119 Buckingham Rd.
            Tenafly, NJ 07670

   245      Lewis, Ramond S.                          18
            121 River Crest Dr
            Piscitaway, NJ 08854

   72       Licalsi, Anthony N.                       18
            1 Andre Lane
            Cortlandt Manor, NY 10566

   126      Lockard, Ruth M(FKA Heuzen)              100
            10674 Stone Bridge Blvd.
            Boca Raton, FL 33498

   197      Long, Ruth V.                             1
            34031 Amber Lantern
            Dana Point, CA 92629

   165      Lowry, Phillip Scott                     220
            11715 So. Fifth St.
            Jenks, OK 74037

   337      Lubich, Milton & Bernice                  1
            10 Overlook Terr. Apt 1A
            New York, NY 10033

   190      Lyons, Harold C                           1
            1416 E. Glen Eagles Way
            Rockledge, FL 32955

   341      Magnuson, Gregory & Lynn                  50
            1650 Glenwood Lane
            Ishpeming, MI 49849

   228      Mahoney, Joseph                          150
            Nurses Fine
            PO Box 207
            Point Lookout, NY 11569

   229      Mahoney, Joseph & Ellen M.              1,000
            PO Box 207
            106 Lynbrook Ave.
            Point Lookout, NY 11569

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   221      Malleos, Denise                          200
            19 Fairview Pl.
            Decatur IL 62522

   216      Malleos, Thomas                         1,500
            1344 W. Eldorado
            Decatur, AL 62522

   750      Hill, Lewis Marce                        350
            c/o David Ingrassia Esq.
            1314 N 3rd St #210
            Phoenix, AZ 85004

   114      Marchlenski, Joseph  & Sharon            100
            11 Forest Hills
            Wheeling, WV 26003

   665      Marchlenski, Joseph & Sharon             100
            1219 Chapline St
            Wheeling, WV 26003

   152      Marlo, Howard                             50
            15837 SW 16th Street
            Hollywood, FL 33027

   94       Martin, Walter & Elizabeth                40
            13014 Castlebar Dr.
            Sun City West, AZ 85375

   332      Mason, Paul E                           1,000
            849 E Blithdale Ave
            Mill Valley, CA 94941

   321      Mason, Paul E & Blanch M                2,000
            849 Blithdale Ave
            Mill Valley, CA 94941

   639      Mavian, Garo E & Nancy B                  2
            1176 Salt Marsh Circle
            Ponte Vedra Bea FL 32082


   225      Mayer, Ilse                              150
            PO Box 685
            Taos, NM 87571

   53       McClelland, Robert E.                    200
            818 Fourth Ave.
            Williamsport, PA 17701

   589      Meister, John H.                          40
            1930 Rexville Gr Rd.
            Mount Vernon, WA 98273

   559      Mento, Rosemarie C/F                      3
            Andrew S. Mento
            1 Chamberlin Ct.
            Cranbury, NJ 08512

   510      Minasian, Mary                            2
            72 College Ave
            Arlington, MA 02174

   34       Miyamoto, Bob T                           40
            2000 W Spruce Ave
            Orange, CA 92868

   300      Moore, Costello & Hart  for             3,333
            Timothy C. Cook
            701 4th Ave. S.  #1350
            Minneapolis, MN 55415

   259      Morgan, Jr., Robert H.                    50
            13208 Lazy Glen Lane
            Herndon, VA 201712

   184      Moser, Alvin L. & Rita H                  1
            5 Eileen Ct
            East Brunswick, NJ 08816

   82       Moss, Paul (custodian)                    20
            1131 Cedar Ave.
            Scranton, PA 18505

   48       Muccili, Bernardine M                     1
            PO Box 89
            8 Montgomery Ave
            Rocky Hill, NJ 08553

   499      Nafziger, Dale A.                       1,000
            39-106 Moronga Canyon Dr.
            Palm Desert, CA 92260

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   502      Nafziger, Harriett L.                   1,600
            Palm Desert Greens
            39106 Moronga Cyn. Dr.
            Palm Desert, CA 92260

   503      Nahmias, Bob & Catharine E.               2
            PO Box 803
            Redlands, CA 92373

   585      Nakatsuma, Frank & Meiji                  2
            1520 N. Gravois
            Los Angeles, CA 90063

   230      Nayes, Jerry Brent                        2
            2168 Parkway Ave
            Salt Lake City, UT 84109

   59       NEC America, Inc.                        105
            Att: Timothy M. Donovan
            8 Corporate Center Dr.
            Melville, NY 11747

   64       Newquist, Doris J.                        4
            1435 Rubio Dr.
            San Marino, CA 91108

   406      Nigro, Orlando M.                         80
            20-C Kingsborro
            Pueblo, CO 81005

   161      Nordquist, Alan R.                        20
            9302 S. Taylor Dr.
            Tempe, AZ 85284

   115      Norkin, Howard                           200
            11008 NW 3rd St.
            Coral Springs, FL 33071

   181      Norkin, Hyman & Julia                    200
            Ashby A, #31
            Deerfield Beach, FL 33442

   58       Nugent, Thomas                           300
            63 Piersoll Rd.
            Old Bridge, NJ 08857

   148      Opachinski, Michael N                     40
            11 Bay Farm Rd
            Kingston, MA 02364

   267      Orlowski, Eileen                         200
            26 Cressy St.
            Beverly, MA 01915

   212      Ortiz, John E.                            20
            840 CY Ave.
            Casper, WY 82601

   124      Parsons, John L.                         500
            33822 N. 54th St.
            Cave Creek, AZ 85331

   121      Pasciuto, Frank                           4
            14 Viking Rd.
            Winchester, MA 01890

   632      Pedulla, Michael V.                       2
            371 Carpenter Ave.
            Sea Cliff, NY 11579

   237      Pierpont, Richard Mr & Mrs                20
            84 Stonehenge Dr.
            New Canaan, CT 06840

   425      Priest, Virginia H.                       10
            PO Box 583
            Balboa, CA 92661

   186      Provest, Ralph & Connie I                 10
            12301 Vista Pandarama
            Santa Ana, CA 92705

   204      Ratliff, Howard G.                       220
            71 Fordham Cr.
            Pueglo, CO 81005

   83       Ratliff, Mike                           5,000
            18804 E. Union Pl.
            Aurora, CO 80015

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   66       Revoir, Albert & Joann                  900
            11101 E. University Dr. SP201
            Apache Junction, AZ 85220

   293      Richardson, Steven                      100
            501 Plantation St Apt 320
            Worchester, MA 01605

   106      Rinke-Noonan                            150
            PO Box 1497
            Saint Cloud, MN 56302

   214      Rosenthal, Cynthia                       2
            263 Continental Dr.
            New Hyde Park, NY 11040

   203      Rua, Dennis                              20
            229 Wood St.
            New Bedford, MA 02745

   244      S&S Printing SVS Inc.                   135
            81 Redmond St
            New Brunswick, NJ 08901

   669      San Souci LTD                           100
            c/o Dominic Bronell
            Law office of Jeff D Ferentz
            4921 Birch St., #110
            Newport Beach, CA 92660

   636      Schernikau, David & Rebecca A           379
            1313 N. 8th Ave.
            Seward, NE 68434

   791      Schlegel, Fred D.                       500
            10569 I-25 Frontage Rd.
            Longmont, CO 80504

   97       Schneider, Jerry B.                      10
            5003 45th Ave NE
            Seattle, WA 98105

   271      Schrager, Dorothy & Elliot              200
            35 E 85th St
            Ney York, NY 10028

   373      Schutzbank, Syra &                      100
            Dabrow, Henrietta
            William Penn House # 1906
            1919 Chestnut St
            Philadelphia, PA 19013

   90       Seaman, Mark                            150
            3512 N. Greenway Ave.
            Chicago, IL 60657

   768      Sepe, Antonio & Carmen                  100
            83 Wellets Dr.
            Syosset, NY 11791

   799      Sgaralto Laboratories                  25,000
            237 Amendra Ave
            Los Gatos, CA 95030

   226      Sicinski, Daniel (Taylor UGWA)          100
            126 Country Village Lane
            East Islip, NY 11730

   54       Simpson, Ronald & Pamela                 4
            211 Brae Bourn Rd
            Huntington Vall, PA 19006

   501      Slovensky, JR., Edward & Luna            60
            151 Burnette Dr.
            Grants Pass, OR 97527

   50       Smith, George                           100
            705 NW 10th St
            Mineral Wells, TX 76076

   264      Smith, Mark A.                          100
            8477 Thunder Mtn. Rd., #80
            Juneau, AK 99801

   581      Sotos, Peter                             10
            18512 Durfee Ln.
            Villa Park, CA 92861

   154      Spina, Pasquale A.                      300
            11 Setalcott Pl.
            East Setauket, NY 11733

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   844      Spina, Pasquale A.                      300
            512 Beach 136th St.
            Belleharbor, NY 11694

   157      Stone, Donald S.                         0
            205 N. Midway
            Prescott, AZ 86301

   292      Studebaker, E. Grant  TTEE,            1,600
            FOB Trust
            444 Muir Field Dr.
            Lake Worth, FL 33462

   743      Studer, Janet Ann Laurinec             1,000
            25645 RCR 54
            Steamboat Springs, CO 80487

   211      Suoboda & Henk, Inc.                    500
            Godfathers Pizza
            1201 S. Locust
            Grand Island, NE 68801

   98       Susich, Gary Lee                         50
            420 Oak St.
            Wapello, IA 52653

   726      Sutton, Marcus                           50
            926 W. Wagner Dr.
            Gilbert, AZ 85233

   57       Thielker, Charles &                     340
            Wilcox, Sharon
            PO Box 32
            Lonedell, MO 63060

   526      Thompson, Cena                           10
            17411 S. Walter St.
            Gardner, KS 66030

   145      Thompson, John B                         40
            4025 Orme
            Plao Alto, CA 94306

   179      Valiollah, Agheli                       200
            PO Box 742
            Montclair, NJ 07042

   741      Valley Financial Corp                  12,000
            c/o Wayne Crumpley
            PO Box 2600
            Barersfield, CA 93304

   843      Van Der Kar, Peter                      500
            1910 Mayview Dr.
            Los Angeles, CA 90027

   69       Warren, John R.                         714
            552 W. Thunderbird Rd.
            Phoenix, AZ 85023

   62       Warren, Stella                          714
            2023 W. Cortez St.
            Phoenix, AZ 85029

   364      Weir, Jerry A & Reba                     15
            4480 Willow Cave
            Allen Park, MI 48101

   672      Weiss, Deborah E.                       500
            18 Maywood Court
            N. Caldwell, NJ 07000

   642      Weissman, Alfred (deceased) & Ann G.     1
            1620 Ave. I, Apt 221
            Brooklyn, NY 11230

   185      Westberry, Harry L                       39
            6521 E Thunderbird
            Scottsdale, AZ 85254

   187      White, Darryl                           235
            99 Hillside Ave.13G
            New York, NY 10040

   387      Winn, Gary A                             6
            6721 S. Benecia Dr.
            Salt Lake City, UT 84121

                                    EXHIBIT A

             OBJECTION TO PROOF OF INTEREST/PROOF OF CLAIMS FILED IN
                         PRE REVERSE SPLIT SHARE AMOUNT

CLAIM NO.     NAME & ADDRESS                    NO. SHARES
                OF CLAIMANT                       ALLOWED

   643      Wolf, Ronald G & Shelia                  10
            9534 Aldea Ave.
            Northridge, CA 91325

   238      Wolfe, Carma C. and                      5
            Cole, Priscilla Jean
            PO Box 873
            Springdale, AR 72765

   56       Wong, Arthur & Phillis                   2
            3224 Fermi Dr.
            Topanga, CA 90290

   74       Young, Vernon & Bonnie                  100
            621 Bischoff Rd.
            New Carlisle, OH 45344

   390      Zero Corp.                               2
            c/o B. Grygiel
            PO Box 325
            Milwaukee, WI 53201

   132      Zuckerman, Sara                          2
            3456 Praire Ave.
            Miami Beach, FL 33140

   118      Zupancic, Jerry L.                       50
            1942 Aspen Circle
            Pueblo, CO 81006

                                    EXHIBIT B

                           OBJECTIONS TO MINCO CLAIMS:

CLAIM NO.        NAME & ADDRESS                 NO. SHARES
                   OF CLAIMANT                    ALLOWED

   783      Acosta, Joe                               27
            4869 E. Lafayette Blvd.
            Phoenix, AZ 85018

   784      Acosta, Michael A                         27
            4869 E. Lafayette Blvd.
            Phoenix, AZ 85018

   785      Acosta, Joe   Successor                  177
            to Acosta Enterprises, Inc.
            4869 E. Lafayette Blvd.
            Phoenix, AZ 85018

   786      Acosta, Steven B.                         27
            4869 E. Lafayette Blvd.
            Phoenix, AZ 85018

   479      Axt, Edward & Mary Charlotte              19
            10177 Del Rico
            Yuma, AZ 85367

    60      Barnes, III, Eugene & Mary H.             12
            7132 N. Via DeAlegria
            Scottsdale, AZ 85258

   560      Bright, Robert D & Ruth B                 10
            1725 Rockville Rd.
            Suisun City, CA 94585

   601      Brock, P                                 228
            5402 E Winsor Ave #20
            Phoenix, AZ 85008

   836      CA Russell Revoc Trust, The               5
            1021 Regent St.
            Alameda, CA 94501

   553      Caran, Jerome                             5
            90 San Jacinto Way.
            San Francisco, CA 94127


   634      Cook, Joann B & Roger Scott               16
            98 Main St., #602
            Tiburon, CA 94920

   528      Czerwinski, Clifford J & Mary B           20
            355 Schuck Ln
            Dunmor, KY 42339

   289      Emmanuele, Salvatore & Virginia           10
            4826 Meadowbrook Dr
            Richmond, CA 94803

   723      Forbes, Barry                            160
            1037 E. Vinedo Ln.
            Tempe, AZ 85284

   541      Hamilton, V Eileen Cummings               3
            N. 301 Raymond # 3
            Spokane, WA 99206

   140      Hoffmann, Victor & Sandra                 3
            PO Box 544
            Weimar, CA 95736

    43      Jazwinski, Utako                          26
            212 Santa Susana
            San Leandro, CA 94579

   537      Jala, Charles T.                          5
            HC68 Box 315
            Hillsborough, NH 03244

   744      Koziol, Christopher                       50
            9654 E Ironwood Dr
            Scottsdale, AZ 85258

   579      Moyer, Milton A.                         100
            9606 Lee Blvd.
            Leawood. KS 66206

   735      Novak, Mini & Mark                        5
            10321 Pharlap Dr
            Coupertino, CA 95014

   465      Ogata, Chizuye & Tamaki                   5
            616 Stendhal Lane
            Cupertion, CA 95014

                                    EXHIBIT B

                           OBJECTIONS TO MINCO CLAIMS:

CLAIM NO.        NAME & ADDRESS                 NO. SHARES
                   OF CLAIMANT                    ALLOWED

   782      Pederson, Morris & Mildred                20
            W. 3242 Holyoke
            Spokane, WA 99208

   781      Pederson, Morris B.                       10
            W. 3242 Holyoke
            Spokane, WA 99208

   770      Sofos, Art A & Andrina                    58
            56 Sequoia Ct.
            San Carlos, CA 94070

   651      Speckman, Walter                         100
            5304 Vardon, Way
            FT Collins, CO 80528

    68      Wenger, Hans Ernest                       5
            1240 Woodside Rd. #30
            Redwood City, CA 94061

   877      Wyse, Mark A. MD                        4,996
            4319 N 32nd St.
            Phoenix, AZ 85018

                                    EXHIBIT C

                          OBJECTION TO DUPLICATE CLAIMS

 CLAIM NO.         NAME & ADDRESS OF             DUPLICATE OF
  TO BE                 CLAIMANT                    CLAIM #
DISALLOWED

    710       Beale, Graham                           100
              Can Beya Atajo 24,S'Arraco
              Mallorca, Spain 07159

    530       Benjamin G. Dettling Const. Co          793
              140 Via Del Mar
              Aptos, CA 95003

    655       Benjamin G. Dettling Const. Co          793
              140 Via Del Mar
              Aptos, CA 95003

    370       Byron, W/Margaret Richards              371
              Box 14 Site  20 RRZ
              Calgary, AB T2P 2G5 Canada

    801       Clarke, Gordon B                        756
              5302 N 24th Place
              Phoenix, AZ 85016

    869       Dziadosz, Henry                         173
              7412 Kentucky
              Dearborn, MA 48126

    375       Emmanuele, Salavadore & Virgina         289
              4826 Meadowbrook Dr.
              Richmond, CA 94803

    900       Glennevis Anvestment Pty.               662
              c/o McKAy & Allen Pty LTD
              GPO Box 1079
              Brisbane, Queensland
              Austrailia 4001

 CLAIM NO.         NAME & ADDRESS OF             DUPLICATE OF
  TO BE                 CLAIMANT                    CLAIM #
DISALLOWED

    887       James, Patricia R.                      886
              PO Box 4311
              Boise, ID 83711

    325       Legaspi, Gerald                         324
              1585 Oak Horne Dr.
              Harbor City, CA 90710

    894       Legaspi, Gerald                         324
              1585 Oak Horne Dr.
              Harbor City, CA 90710

    777       McBride, Shirley Estell                 524
              PO Box 982
              Florence, AZ 85232

    475       Townsend, Beryl A & Amelia              468
              7537 Noahs Landing
              Gregory, MI 48137

    867       Ufberg, Melvin S. Dr.                   660
              609 Cobb Ave.
              Scranton, PA 18505

    330       Wagner, Paul TTEE                       328
              Verma Trust #2
              One Buckhead Plaza #1530
              3060 Peachtree Rd. NW
              Atlanta, GA 30305

    713       Whalley, Kathryn Sarah T.                99
              Can Beya, Atajo 24, S'Arraco
              Mallorca, Spain 07159

    576       Willingham, C.H.                        578
              6739 E. Calle Cadena
              Tucson, AZ 85715

                                    EXHIBIT D

                 OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:

CLAIM NO.     NAME & ADDRESS OF CLAIMANT           NO. SHARES
                                                     ALLOWED

   615        Bode, Martha - Trust                      0
              Bode, Arthur
              364 Ledroit St.
              Laguna Beach, CA 92651

   358        Condon, John F & Mary                     0
              147 Lee Ave
              Yonkers, NY 10705

   383        Cotton, Ralph L.                          0
              130 Vine St.
              Denver, CO 80206

   737        Crumpley, Wayne                           0
              PO Box 2600
              Bakersfield, CA 93303

   213        Degour, John Michael, IRA                 0
              12943 Foothill Blvd.
              Sylmar, CA 91342

   603        Dunham, Kenneth & Cheryl                  0
              American Embassy
              CMR 1014
              FPO AA 34055

   609        Ebersole, James P.                        0
              Garden Dist., #334
              3635 Greenacres Place Dr.
              Bossier City, LA 71111

   168        Gill, Ray                                 0
              PO Box 21C
              Henrietta, MO 64036

   169        Gill, Ray                                 0
              PO Box 21C
              Henrietta, MO 64036

   170        Gill, Ray                                 0
              PO Box 21C
              Henrietta, MO 64036

   171        Gill, Ray                                 0
              PO Box 21C
              Henrietta, MO 64036

   163        Gipp, Ronald R.                           0
              147 Willow Ave.
              Laurium, MI 49913

   846        Gipp, Ronald R.                           0
              147 Willow Ave
              Laurium, MI 49913

   222        Gottfredson, Burt                         0
              1282 Brookway Cir
              Salt Lake City, UT 84117

   263        Greco, Raymond F.                         0
              1371 Caxambas Ct.
              Marco Island, FL 34145

   361        Gurgovits, Stephen                        0
              591 Buhl Blvd.
              Sharon, PA 16146

   128        Haze, Alan J.                             0
              PO Box 10644
              Sedona, AZ 86339

   856        Hegyi, Loraine                            0
              7 Ridgemont Dr
              Weaverville, NC 28787

   845        Hegyi, Lorraine                           0
              7 Ridgemont Dr
              Weaverville, NC 28787

   749        Hill, Lewis  Marce                        0
              c/o David Ingrassia Esq.
              1314 N 3rd St #210
              Phoenix, AZ 85004

   544        Kehres, Neil A                            0
              86 Maple Lane
              Lantana, FL 33462

   591        Klare, Charles                            0
              144 Biabou Dr.
              Toms River, NJ 08757

                                    EXHIBIT D

                 OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:

CLAIM NO.     NAME & ADDRESS OF CLAIMANT           NO. SHARES
                                                     ALLOWED


   63         Kurshan, Jerome                           0
              73 Random Rd.
              Princeton, NJ 08540

   787        Lannon, William BZY Trust                 0
              8390 E. Via De Ventura
              F110-127
              Scottsdale, AZ 85258

   586        Lanoue, Donald & Eleanor                  0
              4733 W. Hayward Ave.
              Glendale, AZ 85301

   219        Malleos, Thomas & Mary   &                0
              Effie Riley
              1344 W. Eldorado
              Decatur, AL 62522

   112        Manning, Jack C.                          0
              417 Sun Belt #H
              Corpus Christi, TX 78408

   753        Marguand, Charles & Joy                   0
              2030 Mars Ct.
              Decatur, IL 62526

   299        Mata, Ferando  V                          0
              4210 NE 25th Ave
              Fort Lauderdale, FL 33308

   880        Norton, Aone & Elbert                     0
              PO Box 927
              Vista, CA 92084

   426        Pacific State Capital Corp.               0
              PO Box 2600
              Bakersfield, CA 93303

   739        Pacific States Capital                    0
              PO Box 2600
              Bakersfield, CA 93303

   740        Pan American Energy Corp                  0
              c/o Wayne Crumpley
              PO Box 2600
              Bakersfield, CA 93303

   210        Payne, Lee                                0
              4122 N. 46th Place
              Phoenix, AZ 85018

   85         Salem, Lincoln & Marion Rev.              0
              1433 E. Bayview Dr.
              Tempe, AZ 85283

   86         Salem, William L.                         0
              c/o Consumers Choice
              2609 N. 24th St.
              Phoenix, AZ 85008

   428        San Joaquin Construction                  0
              PO Box 2600
              Bakersfield, CA 93303

   736        Scott, Christine                          0
              1705 28th St
              Bakersfield, CA 93303

   135        Slater, Arthur J                          0
              5962 E Teton Cir
              Mesa, AZ 85215

   554        Spasou, Rumen                             0
              71-11 Yellowstone Blvd.
              Forest Hills, NY 11375

   623        Spaulding, April                          0
              19108 N. 93rd Way
              Scottsdale, AZ 85255

   621        Spaulding, April                          0
              19108 N. 93rd Way
              Scottsdale, AZ 85255

   136        Strick, John                              0
              511 N 6th Street
              Kansas City KS 66101

   463        Unger, William & Joan                     0
              735 Ridgewood Dr
              Coshocton, OH 43812

                                    EXHIBIT D

                 OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:

CLAIM NO.     NAME & ADDRESS OF CLAIMANT           NO. SHARES
                                                     ALLOWED

   427        Valley Financial Corp                     0
              PO Box 2600
              Bakersfield, CA 93303

   833        White, James L.                           0
              630 Hall St.
              Abingdon, VA 24210

   420        Zaker, James A. Sr.                       0
              72 Carolyn St.
              Lowell, MA 01850

                                    EXHIBIT E

OBJECTIONS TO PROOFS OF INTEREST FILED FOR NUMBER OF SHARES GREATER THAN NUMBER
                        RECORDED ON THE STOCK REGISTRY.

CLAIM NO.     NAME & ADDRESS OF                NO. SHARES
                   CLAIMANT                      ALLOWED

   381        Bays, David                        24,500
              9407 N. 87th St
              Scottsdale, AZ 85258

   629        Targosz, Eugene F.                 30,000
              21011 N. 16th Pl.
              Phoenix, AZ 85024

   755        Weese, William C.                  14,000
              2525 E. Montebello
              Phoenix, AZ 85016

                                    EXHIBIT F

                  OBJECTION TO PROOFS OF INTEREST AND PROOFS OF
                         CLAIMS FILED IN A DOLLAR AMOUNT


CLAIM    NAME & ADDRESS OF              FILE           $ AMOUNT      NO. SHARES
 NO.          CLAIMANT                  DATE            CLAIMED        ALLOWED

 138     Ramsay, Stuart                7/18/97          $10,000        41,588
         6-Cannon Drive
         Currumbin Waters,
         Queensland, Australia
         4223-

                                    EXHIBIT C

[LEWIS AND ROCA LLP LAWYERS LETTERHEAD]

40 North Central Avenue
Phoenix, Arizona 85004-4429
Facsimile (602) 262-5747
Telephone (602) 262-5311

Gerald K. Smith State Bar No: 001428
Randolph J. Haines State Bar No. 00540

Attorneys for Princeton American Corporation


                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF ARIZONA

In Re:                                  )    Chapter 11
                                        )
PRINCETON AMERICAN                      )    CASE NO. 96-13675 PHX JMM
CORPORATION,                            )
                                        )    ORDER ON DEBTOR'S
                              Debtor,   )    OBJECTION TO UNFILED
                                        )    PROOFS OF INTEREST
EID: 22-1848644                         )    (FORMAL OR INFORMAL
                                        )    RESPONSE RECEIVED)
________________________________________)


     Reorganized Debtor, Princeton American Corporation ("Princeton") filed an Objection to Unfiled Proofs of Interest on December 30, 1999. Due notice of the objection having been given, Princeton having received a formal or informal response from the claimant; Princeton after reviewing the responses accepts the claims for proofs of interest. Therefore,

     IT IS ORDERED, that the claims listed on attached Exhibit A are allowed in the number of shares of Princeton American Corporation as indicated.

          DATED: Feb. 3, 2000.

                                   JAMES M. MARLAR
                                   ---------------------------------------
                                   Honorable James M. Marlar
                                   United States Bankruptcy Judge

                                    EXHIBIT A
                  STOCK ISSUED AND REGISTERED IN "STREET NAME"
                      CEDE & CO (DEPOSITORY TRUST COMPANY)

       Account No.           Brokerage Company          No. of Shares
                                                           Allowed
          5046      Canaccord Capital Corp.                23,022
                    PO Box 10337, STK Exchange
                    609 Granville Street
                    Vancouver    BC CA V7Y  1H2

           443      Donaldson, Lufkin & Jenrette           694,281
                    Securities Corporation
                    1 Pershing Plaza
                    Jersey City, NJ 07399

           385      E*Trade Securities                     98,318
                    Four Embarcadero Place
                    24 Gena Road
                    Palo Alto, CA 94303

           690      First Options of Chicago Inc.           2,500
                    440 S Lasalle St 3rd Floor
                    Chicago, IL 60605

          2689      Resources Trust Company                  50
                    8051 E. Maplewood Ave
                    Englewood, CO 80111

           418      Smith Barney Inc.                      70,500
                    333 W. 34th Street
                    New York, NY 10001

           793      Stifel, Nicolaus & Company               155
                    500 N. Broadway
                    St. Louis, MO 63102

                                   EXHIBIT D

                          [LEWIS AND ROCA LETTERHEAD]


                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF ARIZONA


In re:                      )   Chapter 11
                            )
PRINCETON AMERICAN          )   Case No. 96-13675 PHX JMM
CORPORATION,                )
                            )   ORDER ON DEBTOR'S OMNIBUS
                Debtor,     )   OBJECTION TO PROOFS OF INTEREST
                            )   AND/OR PROOFS OF CLAIM (FORMAL
EID: 22-1848644             )   OR INFORMAL RESPONSE RECEIVED)
-----------------------------

    Reorganized Debtor, Princeton American Corporation ("Princeton") filed an Omnibus Objection to Proofs of Interest and/or Proofs of Claim on December 30, 1999. Due notice of the objection having been given, and Princeton having received a formal or informal response from the claimant, and Princeton after reviewing the responses, having withdrawn its objection,

    IT IS ORDERED that the claims and interests listed on Exhibit A attached are allowed as interests in the numbers of shares of Princeton American Corporation as indicated.


        DATED:  FEB 3,         , 2000.
               ----------------


                                            JAMES M. MARLAR
                                       ---------------------------------
                                       Honorable James M. Marlar
                                       United States Bankruptcy Judge

                                    EXHIBIT A

                 OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:



           CLAIM NO.         NAME & ADDRESS OF                  NO. SHARES
                                 CLAIMANT                         ALLOWED
              435        Alexander, Melvena                        24,000
                         6564 Smoke Tree Ln.
                         Scottsdale, AZ 85253

              891        Armstrong, Claresa DR.                    56,160
                         AKA Brown
                         1301 N. Astor, #3
                         Chicago, Al 60610

              349        Bergold, Jean M. Mrs.                     21,000
                         20506 Atlanta Ln.
                         West Lake, OH 44145

              317        Cotton, Ralph A                           51,488
                         130 Vine ST
                         Denver, CO 80206

              598        Crehore, Charles                          20,000
                         6308 E Joshua Tree Lane
                         Paradise Valley, AZ 85253

              393        Diamond, Stephen D.                       39,400
                         32 Mayhew Dr.
                         Livingston NJ 07039

              757        Dunn Jr., Clarence                             0
                         527 E. 72nd St. Apt 3B.
                         New York, NY 10021

              173        Dziadosz, Henry                           40,000
                         7412 Kentucky
                         Dearborn, MA 48126

              771        Ehrenfelt, Mary Lee                       25,000
                         PO Box 41
                         Wellman, AA 52356

              262        Farley, Jr., Robert Francis               17,000
                         8246 Old Post Rd. E.
                         East Amherst, NY 14051

                            EXHIBIT A

          OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:

           CLAIM NO.         NAME & ADDRESS OF            NO. SHARES
                                 CLAIMANT                   ALLOWED
              893        Fong Yam, Margaret &               16,000
                         Rhodes, Gary W
                         174 Old English Rd
                         Pittsburgh, PA 15237

              236        Fox, Jan & Steven                 110,000
                         15 Kimball Ave.
                         Yonkers, NY 10704

              811        Frederick, Wayne & Kristie         12,000
                         429 E. 5th St.
                         Red Wing, MN 55066

              251        Giles, Kevin & Jeanne              15,000
                         76 W. Main St
                         Robins, IA 52328

              751        Goldstein, Charles, M.D. LTD       10,800
                         Defined Benefit Pension Plan
                         4478 E. Mockingbird Lane
                         Scottsdale, AZ 85252

              693        Griffin, Arlen                          2
                         42961 Home wood St.
                         Fremont, CA 94538

              496        Hale, Sterling Rough (IRA)         12,000
                         2563 Riverglenn Circle
                         Atlanta GA, 30338

              348        Heiner, Doyle P & Betty May        20,000
                         1885 W. Old Hwy. Rd.
                         Morgan, UT 84050

              343        Hubert J. Brown, Anc. MPPP         14,000
                         Brown, Hubert & Claire,
                         TTEES 120 Foxridge Dr.
                         Atlanta, GA 30327

              294        Hurd, Calvin                       20,000
                         1754 35th Ave
                         San Francisco, CA 94122

                            EXHIBIT A

          OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:



           CLAIM NO.         NAME & ADDRESS OF           NO. SHARES
                                 CLAIMANT                  ALLOWED
              674        Kellermeyer, Harold                65,000
                         201 S. Camino Seco # 3214
                         Tucson, AZ 85710

              803        Koller, Clinton & Christon         35,000
                         15002 SE 179th ST Apt F
                         Renton, WA 98058

              269        Langford, Jim D & Lillian K        20,000
                         3412 W. Mac Arthur Blvd #B
                         Santa Ana, CA 92704

              323        Langford, Roy D & Jim D            39,000
                         15301 Dogwood St
                         Westminster, CA 92683

              297        Lanzano, Giancarlo                 12,000
                         4294 Onzida Dr.
                         Bronx, NY  10470

              304        Mandelbaum, William                12,500
                         1007 S. End
                         Woodmere, NY 11598

              565        Mathews, James L.                  50,000
                         1987 Camino De Los Robles
                         Menlo Park, CA 94025

              529        McCabe, Chester C.                100,000
                         255 Fairville Rd.
                         Chadds Ford, PA 19317

              223        Miller, Marty                      20,000
                         27239 5th St., Suite A
                         Highland, CA 92346

              374        Nelson, Martin H                   56,000
                         10716  206th St. SE
                         Snohomish, WA 98296

              379        Nelson, Martin H , TTEE            14,500
                         10716  206th St. SE
                         Snohomish, WA 98296

                            EXHIBIT A

          OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:



           CLAIM NO.         NAME & ADDRESS OF          NO. SHARES
                                 CLAIMANT                 ALLOWED

              666        Piper, Mebel & Wendell J           35,000
                         P.O.A.
                         5699 Wena Way
                         Westerville OH 43081

              667        Piper, Wendell J.                 259,000
                         5699 Wena Way
                         Westerville, OH 43081

              486        Porter, John G                     20,000
                         625 Janick Cir West
                         Stevens Point, WA 54481

              547        Riophram USA Inc.                  25,000
                         PO Box 48187
                         Los Angeles, CA 90048

              233        Rowe, John B & John M, JT         100,000
                         826 Loper St.
                         Houston, TX 77017

              738        San Joaquin Construction Corp       6,000
                         PO Box 2600
                         Bakersfield, CA 93303

              327        Tachibana, Rick Glenn              25,000
                         3116 Taper Ave
                         Santa Clara, CA 95051

              166        Testasecca, Laurence J.            50,000
                         5669 Walnut Ridge.
                         W. Bloomfield, MI 48322

              820        Torosian, Kenneth                  55,000
                         13 N. Washington St.
                         Tarrytown, NY 10591

              660        Ufberg, Melvin S. Dr.              15,000
                         609 Cobb St.
                         Scranton, PA 18505

                            EXHIBIT A

          OBJECTION BASED ON INSUFFICIENT DOCUMENTATION:



           CLAIM NO.         NAME & ADDRESS OF           NO. SHARES
                                 CLAIMANT                  ALLOWED

              328        Wagner, Paul TTEE                  14,000
                         Verma Trust #1
                         One Buckhead Plaza #1530
                         3060 Peachtree Rd. NW
                         Atlanta, GA 30305

              380        Webber, Albert Jr.                 75,000
                         14725 Ingersoll Rd..
                         Sterling, NY 13156

              194        Wietsma, Steven E                  50,000
                         4576 Cedar Hill Rd
                         Coconut Creek, FL 33066

              303        Wisniewski, John J                 10,500
                         9 Myrtle Ln
                         Levittown, PA 19054

              318        Woodward, Reginal R                 3,000
                         2775 Mesa Verde E.NO E-205
                         Costa Mesa, CA 92626

              288        Yu, Zhongquing & Ping Huang       200,000
                         7465 Calamus Ave #2FL
                         Flushing, NY 11373